CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report of Precision Drilling Trust (the "Trust") on Form 6-K dated May 7, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gene C. Stahl, President and Chief Operating Officer of Precision Drilling Corporation, as agent for and on behalf of Precision Drilling Trust (Principal Executive Officer), hereby certify, pursuant to 18 D.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or l5(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: May 7, 2007

	By:	/s/ Gene C. Stahl
Name:Gene C. Stahl
Title: President and Chief Operating Officer (Principal Executive Officer) of Precision Drilling Corporation, as agent for and on behalf of Precision Drilling Trust